COMMERCIAL LEASE

     This Commercial Lease Agreement (the "Lease") is effective as of November 23, 2004, and is by and between Ron Adams, herein referred to as "Landlord," and Scottsdale Diecast, Inc., an Arizona corporation, (hereinafter referred to as the "Tenant"), whereby Landlord leases to Tenant premises located at 16055 N. Dial Blvd., Suite 5, Scottsdale, Arizona 85260 (hereinafter called "Lease Premises") under the following terms and conditions:

                                   ARTICLE 1.

                              BASIC TERMS OF LEASE

     1.01. Landlord. The landlord under this lease is Ron Adams.

1.02. Tenant. The Tenant under this lease shall be Scottsdale Diecast, Inc., an Arizona corporation.

     1.03. Lease Premises. The Lease Premises consist of premises located at 16055 N. Dial Blvd., Suite 5, Scottsdale, Arizona 85260, along with four (4) covered parking spots in the attached parking lot, as generally shown on the floor plan attached hereto as Exhibit "A."

     1.04. Original Term. The term of this lease shall be for a period of twelve
(12) months commencing December 1, 2004, unless sooner terminated as herein provided.

     1.05. Option to Renew Lease. Tenant shall have the option to renew the term of this lease for one (1) additional period of twelve (12) months commencing on expiration of the full term specified in Section 1.04. The Option must be exercised, if at all, by written notice (the "Option Notice") delivered by the Tenant to Landlord thirty (30) days prior to the end of the initial Term. Provided Tenant has properly and timely exercised the Option, the initial Term shall be extended by the Option Term, and all terms, covenants and conditions of the Lease shall remain unmodified and in full force and effect.

     1.06. Holding Over. Tenant shall vacate the Premises upon the expiration of the Term or earlier termination of this Lease. If Tenant does not vacate the Premises upon the expiration of the Term or earlier termination of this Lease, and Landlord thereafter accepts Rent from Tenant, Tenant's occupancy of the Premises shall be a "month-to-month" tenancy with all terms, covenants and conditions of the Lease remaining unmodified and in full force and effect, including, but not limited to, the monthly Rent, terminable on thirty (30) days written notice given at any time by either party.


     1.07. First Month Rent. The rent for the first month is due 30 days after executing this Agreement.

                                   ARTICLE 2.

                    RENT AND OTHER CHARGES PAYABLE BY TENANT

     2.01. Monthly Rent. Tenant agrees to pay to Landlord as rent for the use and occupancy of Lease Premises during the term of this lease specified in
Article 1., payable by Tenant to Landlord at the address specified in Section
10.03 of this Lease for the mailing of notices to Landlord, or at such other place or places as Landlord may from time to time designate by written notice given to Tenant, as follows:

          (a) $2,500.00 per month on the thirtieth (30th) day of each and every month during the Term of this lease, commencing on December 30, 2004. Monthly Rent for any partial month shall be prorated in the proportion that the number of days this Lease is in effect during such month bears to the actual number of days in such month.

                                           Monthly           Annual
                 Lease Year                Rent              Rent
                 --------------------------------------------------------------
                 2004-2005                 $2,500.00         $30,000.00

     2.02. Utilities. Landlord shall pay the cost of water supplied to the Property. Tenant shall pay all other utilities and services supplied to the Property. However, if any services or utilities payable by Tenant are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

                                   ARTICLE 3.

                            REPAIRS AND MAINTENANCE

     3.01. Present Condition of Premises. Landlord agrees and hereby warrants to Tenant that Lease Premises are in good and tenantable condition on the date of this lease and that the improvements on Lease Premises have been constructed by Landlord and delivered to Tenant in good and tenant able condition and in accordance with plans and specifications approved by Tenant.

     3.02. Repairs and Maintenance By Landlord. During the term of this lease and any renewal or extension of the term of this lease, Landlord shall, or shall cause at Landlord's own cost and expense, all building exteriors and common areas surrounding the Lease Premises to be maintained in good repair.

     3.03 Repairs to Major Systems. Landlord agrees that during the term of this lease and any renewal or extension of the term of this lease, Landlord shall, be responsible for and pay any and all costs and expenses in the maintenance and repair of (a) the heating system, (b) air conditioning, (c) the plumbing, and
(d) the electrical systems, of the Leased Premises.

     3.04. Repairs By Tenant. Except as provided in Section 3.02 of this lease, Tenant shall, at Tenant's own cost and expense, during the term of this lease or any renewal or extension of the term of this lease keep and maintain Lease Premises in as good condition as Lease Premises are now on the date of this lease, reasonable wear and tear and damage by the elements or fire or any casualty beyond the control of Tenant excepted.

     3.05. Surrender of Premises. On expiration or sooner termination of this lease, Tenant shall promptly surrender possession of Lease Premises to Landlord in as good condition as Lease Premises are now on the date of this lease, reasonable wear and tear and damage by the elements or fire or any casualty beyond the control of Tenant accepted. Tenant, at any time within sixty (60) days prior to the expiration of the term of this lease, or any renewal or extension of the term of this lease, shall allow Landlord to place and maintain reasonable "To Let" or "For Sale" signs on Lease Premises.

                                   ARTICLE 4.

                                 USE OF PREMISES

     4.01. Permitted Use of Premises. Tenant shall use Lease Premises for business purposes or other purposes reasonably related to the ordinary use of the Premises.

     4.02. Compliance With Law. Lease Premises shall not be used or permitted by Tenant to be used in violation of any law or ordinance.

     4.03. Signs. Tenant may erect and maintain any signs Tenant may desire on Lease Premises provided the signs so erected:

          (a) Comply with the rules and regulations of the city of Scottsdale, Maricopa County; and

          (b) Are removed at the sole cost and expense of Tenant without damage to any building on Lease Premises or to Lease Premises on expiration or sooner termination of this lease;

                                   ARTICLE 5.

                             DESTRUCTION OF PREMISES

     5.01. Landlord's Duty to Repair or Restore. Should any improvements, including buildings and other structures, located on Lease Premises be damaged or destroyed during the term of this lease or any renewal or extension thereof, Landlord shall promptly repair or replace the damaged or destroyed improvements.

     5.02. Time for Construction of Repairs. Any and all repairs and restoration of improvements required by this Article shall be commenced by Landlord within a reasonable time after occurrence of the damage or destruction requiring the repairs or restoration, shall be diligently pursued after being commenced, and shall be completed within a reasonable time after the loss.

     5.03. Abatement of Rent. The damage or destruction of any improvements located on Lease Premises shall not terminate this lease, except as otherwise provided in this Article, but any rent payable by Tenant to Landlord under this lease shall be abated for the time and to the extent Tenant is prevented from occupying Lease Premises for the uses authorized in this lease.

     5.04. Three-Month Termination. Should any damage or destruction as described in this Article render Lease Premises only partially untenantable for the uses permitted by this lease, Landlord shall take such steps as will avoid any unreasonable interference with the use of Lease Premises by Tenant for such uses during the period Landlord is repairing or replacing the damaged or destroyed improvements on Lease Premises; provided, however, that should Landlord be unable to restore full use of all of Lease Premises to Tenant for the uses permitted by this lease within three (3) months from the date of occurrence of damage or destruction to any improvements on Lease Premises, Tenant may terminate this lease by giving written notice of termination to Landlord.

                                   ARTICLE 6.

                                  CONDEMNATION

     6.01. Total Condemnation Defined. The term "total condemnation" as used in this Article shall mean the taking by eminent domain, herein called "condemnation," by a public or quasi-public agency or entity having the power of eminent domain, herein called "condemnor," of either:

          (a) More than thirty five percent (35%) of the ground area of Lease Premises; or,

          (b) Less than thirty five percent (35%) of the ground area of Lease Premises at a time when the remaining buildings or improvements on Lease Premises cannot reasonably be restored to a condition suitable for Tenant's occupancy for the uses permitted by this lease within sixty (60) normal eight-hour working days under all laws and regulations then applicable; or

          (c) Less than thirty five percent (35%) of the ground area of Lease Premises in such a manner that Tenant is substantially prevented from carrying on his operations of a permitted use under this lease on the remaining portion of Lease Premises.

     6.02. Partial Condemnation Defined. The term "partial condemnation" as used in this Article shall mean any condemnation of a portion of Lease Premises that is not a total condemnation under Section 6.01 of this lease.

     6.03. Termination for Total or Partial Condemnation. In the event of a total or partial condemnation of Lease Premises during the term of this lease, this lease shall without further notice terminate as of 12:01 A.M. on such date and a prompt and proper refund or payment of rent shall be made. On the making of such rent adjustment, both Landlord and Tenant will be released and discharged from any and all further obligations under this lease.

                                   ARTICLE 7.

                            INDEMNITY FROM LIABILITY

     7.01. Hold-Harmless Clause. Tenant shall indemnify and hold Landlord and the property of Landlord, including Lease Premises, free and harmless from any and all liability, claims, loss, damages, or expenses, including counsel fees and costs, arising by reason of the death or injury of any person, including Tenant or any person who is an employee or agent of Tenant, or by reason of damage to or destruction of any property, including property owned by Tenant or any person who is an employee or agent of Tenant, caused or allegedly caused by some act or omission on Lease Premises of Tenant or any person in, on, or about Lease Premises with the permission and consent of Tenant.

     7.02. Excepted Acts of Landlord. Notwithstanding the provisions of Section
7.01 of this lease, Tenant shall be under no duty to indemnify and hold Landlord harmless from any liability, claims, or damages arising because of Landlord's failure to make any repairs required by this lease to be made by Landlord or because of any intentional or willful acts of Landlord or any person who is an agent or employee of Landlord acting in the course and scope of their agency or employment.

                                   ARTICLE 8.

                             DEFAULT AND TERMINATION

     8.01. Remedies on Tenant's Default. Should Tenant breach this lease or abandon Lease Premises prior to the natural expiration of the term of this lease, Landlord, in addition to any other remedy given Landlord by law or equity, may terminate this lease and recover from Tenant the worth at the time the unpaid rent, which had been earned at the time of termination of the lease; provided that Tenant has not cured the default or breach within twenty (20) days after written notice thereof is given by Landlord to Tenant.

     8.02. Waiver of Breach. The waiver by Landlord of any breach by Tenant of any of the provisions of this lease shall constitute a continuing waiver throughout the term of the lease.

                                   ARTICLE 9.

                                  MISCELLANEOUS

     9.01. Notices. Except as otherwise expressly provided by law, any and all notices or other communications required or permitted by this lease or by law to be served on or given to either party hereto by the other party hereto shall be in writing and shall be deemed duly served and given when personally delivered to the party to whom it is directed or to any managing employee or officer of such party or, in lieu of such personal service, when deposited in the United States mail, first-class postage prepaid:

                  Addressed to Tenant at:
                  Scottsdale Diecast, Inc.
                  Attn: David Keaveney
                  P.O. Box 26496
                  Scottsdale, Arizona 85255

                  Addressed to Landlord at:
                  Ron Adams
                  16055 N. Dial Blvd. #5
                  Scottsdale, AZ 85260

     Either party, Landlord or Tenant, may change their address for purposes of this section by giving written notice of such change to the other party in the manner provided in this section.

     9.02. Attorney's Fees. Should any litigation, including arbitration proceedings, be commenced between the parties to this lease concerning Lease Premises, this lease, or the rights and duties of either in relation thereto, the party, Landlord or Tenant, prevailing in such litigation shall be entitled, in addition to such other relief as may be granted in the litigation, to a reasonable sum as and for his attorney's fees in the litigation which shall be determined by the court in such litigation or in a separate action brought for that purpose.

     9.03. Binding on Heirs and Successors. This lease shall be binding on and shall inure to the benefit of the heirs, executors, administrators, successors and assigns of each of the parties hereto, Landlord and Tenant, but nothing contained in this section shall be construed as a consent by Landlord to any assignment of this lease or any interest in this lease by Tenant.

     9.04. Time of Essence. Time is expressly declared to be the essence of this lease.

     9.05. Sole and Only Agreement. This instrument constitutes the sole and only agreement between Landlord and Tenant respecting Lease Premises, the leasing of Lease Premises to Tenant, or the lease terms herein specified, and correctly sets forth the obligations of Landlord and Tenant to each other as of its date. Any agreements or representations respecting Lease Premises or their leasing by Landlord and Tenant not expressly set forth in this instrument are null and void.

     9.06. Severability. If any term or provision of this Agreement is determined to be illegal, unenforceable, or invalid in whole or in part for any reason, such illegal, unenforceable, or invalid provisions or part thereof shall be stricken from this Agreement, and such provision shall not affect the legality, enforceability, or validity of the remainder of this Agreement. If any provision or part thereof of this Agreement is stricken in accordance with the provisions of this section, then this stricken provision shall be replaced, to the extent possible, with a legal, enforceable, and valid provision that is as similar in tenor to the stricken provision as is legally possible.

     9.07. Governing Laws. This Agreement shall be construed pursuant to, the laws of the State of Arizona.

     9.08. Counterparts. This Agreement may be executed in any one or more counterparts, all of which taken together shall constitute one instrument.

     9.09. Facsimile Signatures. It is expressly agreed that the parties may execute this Agreement via facsimile signature and such facsimile signature pages shall be treated as originals for all purposes.

     In witness hereof the parties have executed this Agreement the day and year written below.

                                        LANDLORD



Dated: 11/23/04                         /S/ Ron Adams
                                        --------------------------------------
                                        Ron Adams

                                        TENANT

                                        Scottsdale Diecast, Inc.
                                        An Arizona Corporation



Dated: 1/23/04                          /S/ David Keaveney
                                        --------------------------------------
                                        By:  David Keaveney
                                        Its: President